EXHIBIT 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
)
In re:	)
XYBERNAUT CORPORATION,	)	Case No. 05-12801 RGM
Debtor.	)	Chapter 11

MONTHLY OPERATING REPORT Calendar Month 03/01/06 to 03/31/06

FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash      Accrual   X

2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Nancy Hogan, Xybernaut Corp. 5175 Parkstone Drive, Suite 130, Chantilly, VA 20151
Diane Seroskie, Controller, Xybernaut Corp. 5175 Parkstone Drive, Suite 130, Chantilly, VA 20151

3. NUMBER OF EMPLOYEES paid during this period: 18

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes      No   X  . If yes, explain below:

5. Are all BUSINESS LICENSES current? Yes   X   No      Not Applicable

6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$94,678.31

Collected this Period	$0.00

Ending Balance	$94,678.31

7. POST -PETITION ACCOUNTS RECEIVABLE:

0-30 Days: $ 135,788.40 31-60 Days: $ 73,866.64 Over 60 Days: $ 31,708.49

If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.

Customer	Amount	Comment
Beijing Novog	5,779.90	Prompt payment has been requested

BBA Fiberweb	440.00	Prompt payment has been requested

Caterpillar	875.31	unpaid shipping

CSX	160.00	unpaid shipping

Edison Material	120.00	unpaid shipping o

		$14046.60 pd in April, remaining balance expecting payment in
Federal Express	15,836.60	April

Federal Express	5,909.80	$515 pd in April, remaining balance expecting payment in April

MSGI Security	94.90	Bank fee w/o in April

Norwegian	45.75	bank fee – applied to wire payment

Oil-Stop	-6.77	balance after return

Oil-Stop	1,963.00	Prompt payment has been requested

Super Sonic	20.00	Unpaid shipping

Zygo	470.00	Set off against AR’s

8. POST –PETITION ACCOUNTS PAYABLE:

0-30 Days: $ 174,237.63 31-60 Days: $ 28,640.83 Over 60 Days: $ 34,480.09

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

Payee	Amount	Comment
Allied Office Supplies	43.05	Paid 4/7/06

AT&T	598.5	Paid 4/7/06

AT&T	1,779.31	Paid 4/7/06

AT&T	559.19	Paid 4/7/06

Continental Stock	1,427.92	Paid 4/7/06

Dilenschneider Group	7,813.00	Paid 4/7/06

Donlin,Recano & Co	22,672.13	Paid $17,672.13 on 4/7/06, $5,000 in negotiation

DT Research	11,170.00	Not due per payment terms with vendor

Dun & Bradstreet	39.95	Paid 4/7/06

En Pointe Technologies	3,000.00	Reconciled account with vendor – pd 4/13/06

Eiwa Patent	985.88	Paid 4/7/06

Federal Express	919.03	Paid 4/13/06

First Federal Corp	426.03	Paid 4/7/06

Marc Ginsberg	16.48	Paid 4/7/06

James Ralabate	7,097.00	Disputed

Olivares & CIA, SC	178.00	Paid 4/7/06

Puschmann & Borchert	1,544.45	Paid 4/7/06

Server Vault	2,791.00	Paid 4/7/06

SPS	60.00	Paid 4/7/07

9.	TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes X No . On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

NOTE: Due to limited funding, the debtor has not been able to retain a tax accountant for preparation of both the 2004 and 2005 federal and state tax returns. The debtor expects to file an extension for 2005. The debtor expects little or no lax liability due to the large net operating loss carryforward and the net losses for both 2004 and 2005.

10. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes   X   No      If no, explain:

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes   X   No      Explain:

NOTE: Due to inadequate resources in accounting and lack of review by independent auditors, the Company’s Balance Sheet and Income Statement may require adjustments in the future to conform with generally accepted accounting principles. The Monthly Operating Reports are in a format prescribed by applicable bankruptcy law that is generally consistent, but not in full conformity, with generally accepted accounting principles.

12. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Type	Binder / Policy #		Policy Dates
Auto & Truck	73256759	*	03/31/06 05/31/06

Liability _	35392595	*	03/31/06 05/31/06

Workers Comp.	71714215	*	03/31/06 05/31/06

Excess/Umbrella Liability	79781303	*	03/31/06 05/31/06

Errors & Omissions	35392595	*	03/31/0605/31/06

Crime Policy	81586177	*	03/31/06 05/31/06

D&O	35529D0205		04/14/0504/14/06

International Coverage	35389095	*	03/31/0605/31/06

* Binder Numbers have been supplied by AH&T our insurance agent for these policies pending receipt of the new policy numbers from Chubb, the insurance carrier. Subsequent to March 31, 2006 the D&O coverage has been renewed for the coming year and binder number issued.

13. ACTIONS OF DEBTOR. During the last month, did the debtor:

(A) Fail to defend or not oppose any action seeking to dispossess the debtor from contro1 or custody of any asset of the estate? Yes      No      x     Explain:

(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes   X   No      Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes.     No  X   Explain:

15. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary) N/A

Creditor	Frequency of Payments per	Amount of Each	Next Payment	Post-Petition Pmts. No Made

16.	PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary): NONE

Professional	Service	Amount

17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period:

$ -0-

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: April 18, 2006		DEBTOR-IN-POSSESSION

Signature:	/s/ Perry L. Nolen	Xybernaut Corporation

Name/Title:	Perry L. Nolen, CEO/President	5175 Parkstone Drive

Address:	5175 Parkstone Drive	Chantilly, VA 20151

	Chantilly, VA 20151	703-480-0480

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
)
In re:	)
XYBERNAUT CORPORATION,	)	Case No. 05-12801 RGM
Debtor.	)	Chapter 11

Cash Disbursements Summary Report

Calendar Month Ending March 31, 2006

Total Disbursements from Operating Account	(See Note 1) __$448,497.28*

Total Disbursements from Payroll Account	(See Note 2) _ $316,525.44*
Total Disbursements from Tax Escrow Account (See Note 3) _____$_0__

Total Disbursements from any other Account	(See Note 4) _____$_0__
Grand Total Disbursements from all Accounts		$765,022.72

*On March 23, 2006, the Court entered its Interim Order Authorizing Post-Petition Secured Financing Pursuant to Section 364 of the Bankruptcy Code, authorizing, inter alia, the Debtors to obtain post-petition secured financing from East River Capital LLC (“East River”) on an interim basis. The Debtors have obtained funding from East River and made deferred February 2006 payroll and operating payments in March 2006.

(1) Xybernaut has only 1 bank account for Operations and Payroll – amounts listed separately for information purposes only.

Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)

In re: Xybernaut Corporation Case Number: 05-12801

BALANCE SHEET

As of March 31, 2006

ASSETS

Current assets:
Cash In Banks	313,106
Petty Cash	300
Restricted Cash	400,000
Pre Petition Accounts receivable	94,678
Post Petition Accounts receivable	241,363
Less AR — Other, Reserve, Contra	(502,379)
Inventory	1,933,428
Prepaid and other current assets	732,281
DTDF — Japan	680,099
DTDF — GmbH	12,533,177
DTDF — Gmbh R&D	4,820,238
DTDF — China	286,197
DTDF — XSI	(978,012)
DTDF — Korea	293,924
DTDF — RESERVE	(18,000,000)
Total current assets		2,848,400

Fixed assets:
Property and equipment	1,865,461
Less: accumulated depreciation	(1,749,238)
Total fixed assets		116,223

Other assets:
Investment in subsidiaries	605,584
Patents, net	629,143
Trademarks, net	18,777
Tooling, net
Other	176,170
Total other assets		1,429,674
TOTAL ASSETS		4,394,297

Case Number 05-12801 Period Ending March 2006 Balance Statement Page 2

LIABILITIES AND EQUITY
Post-Petition Liabilities
Accounts Payable	237,359
Accrued DIP Loan Payable	1,900,000
Accrued restructuring costs
Deferred Product and Warranty Revenue	125,990
Accrued Professional fees	2,199,154
Accrued Purchases	82,858
Salaries/Commissions Payable	174,146
Total Post Petition Liabilities	4,719,507

Pre-Petition Liabilities
Priority Claims	105,810
Secured Debts
Unsecured Debt	1,602,425
Accrued expenses	332,352
Total Pre Petition Liabilities	2,040,587

Total liabilities		6,760,094

Stockholders’ equity:
Common stock	1,946,209
Additional paid-in capital	183,745,591
Cumulative translation adjustment	38,695
Accumulated other comprehensive income (XSI)	37,130
Retained earnings, beginning	(171,411,927)
Current Retained Earnings — Pre Petition	(10,953,998)
Current Retained Earnings — Post Petition	(5,767,497)
Total stockholders’ equity		(2,365,797)

TOTAL LIABILITIES AND EQUITY		4,394,297

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
In re:	)
XYBERNAUT CORPORATION,	)	Case No. 05-12801 RGM
Debtor.	)	Chapter 11

MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month March 1, 2006 to March 31, 2006
(All figures refer to post-petition transactions)

	Current	Year to Date
		2006
Revenue:

Sales/Income	215,478	395,832
Cost of Sales

Beginning Inventory	2,476,959	2,551,215
Purchase of Inventory / transfers	122,164	197,623
Less ending Inventory	(2,473,672)	(2,473,672)
Direct Labor (Gross Salaries)
Purchased Goods and Services	12,385	54,166
Total Cost of Sales	137,836	329,332

Gross profit	77,642	66,500
Operating Expenses

Officer’s Salaries (Gross)	55,834	159,167
Other Employee Salaries (Gross)	149,088	399,998
Taxes (Payroll: Employer’s Share)		—
Employee Benefits (Insurance, Pension Plan, etc.)	26,873	83,090
Advertising
Bad Debts
Depreciation & Amortization	42,049	129,817
Corporate Meetings / entertainment		2,841
Insurance (Real Estate)
Insurance (Other)	18,772	77,034
Interest (Mortgage, Loans, etc.)	(2,373)	4,554
Leases (other that Rent)
Outside Services & Contractors	10,108	400,431
Professional Fees (Attorney, Accountant )	487,268	886,670
Rent and leases	8,840	37,805
Repairs and maintenance	—	276
Supplies, dues & subscriptions	80	3,700

Case Number 05-12801 Period Ending March 2006 Income Statement Page 2

Taxes (Real Property)
Taxes (Other)	199	199
Telephone	7,099	17,142
Travel	16,608	50,438
Utilities
U.S. Trustee quarterly fee		3,750
Other Operating Expenses

Internet / Website	1,658	7,958
Office expense	2,165	6,194
Postage
Printing		706
Public company expense	8,733	34,681
Equipment	6,537	13,465
Courier/overnight	1,350	2,772
Customer support		1,000
Penalties (1)
Office Move	1,135	18,721
Total Operating Expenses	842,023	2,342,409

Profit/Loss from operations	(764,381)	(2,275,910)

Interest income
Net Income (Loss)	(764,381)	(2,275,910)

NOTE: Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Cash to this Report.

In re: Xybernaut Corporation Case Number: 05-12801

Cash Reconciliation Report
Xybernaut Corporation	Accrual Basis
Calendar Month Ending	March 31, 2006
Operating/
	Payroll Acct	Totals

Beginning Cash Balance (A)		33,543
Net Income		(764,381)
Non Cash Expenses
Amortization
Depreciation		15,677
Total		15,677

Cash from Operations		(748,704)
Other Sources (Uses of Cash)
Decrease (Incr) — Accounts Receivable	(114,480)
Decrease (Incr) — Accounts Receivable pre petition
Decrease (Incr) — Inventory	3,287
Decrease (Incr) — equipment — computers — Fixed Assets
Decrease (Incr) — DTDF (Intercompany)	(247,844)
Decrease (Incr) — Prepaid Other Current Assets	(20,521)
Decrease (Incr) — Funds to Escrow	(400,000)
Decrease (Incr) — Other Assets (PATENTS) net	26,944
Decrease (Incr) — Other Assets (Trademarks) net	2,145
Decrease (Incr) — Other Assets	15,722
Increase (Decr) — Accounts Payable	28,054
Increase (Decr) — Accrued Expenses	8,333
Increase (Decr) — Purchase Accrual
Increase (Decr) — Accrued P./R Taxes	273,939
Increase (Decr) — Accrued Prof Fees	(7,061)
Increase (Decr) — Accrued DIP Loan	1,602,754
Increase (Decr) — Accrued Rent
Increase (Decr) — Accrued Salaries	(132,614)
Increase (Decr) — Accrued Sales Taxes
Increase (Decr) — Deferred Restruturing Cost
Increase (Decr) — Deferred product & warranty revenue	(17,454)
Total Other Sources (uses) of Cash		1,028,267

Ending Cash Balance		313,106
Balance per Bank Statement		433,129
Less Outstanding Checks		120,022
Add Deposits in Transit
Reconciled Bank Balance		313,106

In re: Xybernaut Corporation Case Number: 05-12801

CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)
Calendar Month ending: March 2006
(All figures refer to post-petition transactions)

Amounts shown represent payroll activity for the month of March that occurred in	Payroll	Tax
the combined Operating/Payroll acct.	Account*	Account

(A) Beginning Cash Balance (A)	—
Cash Receipts:	$328,641.89	—
Transfers from Operating Account	—	—
Transfers from Payroll Account	—	—
Other — ___________________________________	—	—

(B) Total Cash Receipts (B)	—	—

$328,641.89

$14,389.65
(C) Cash Available (C= A+B)	—
Cash Disbursements:	$203,424.76
Gross Payroll for this period $321,278.89	—
—	$23,867.36
Employee Benefits paid	—
Net Payroll Paid	$23,867.36
Transfers to Tax Account	—
Taxes deposited or paid during period	$47,053.31	—
Employee’s share of FICA Tax	—	—
Employer’s share of FICA Tax	$13,958.93	—
Employee’s Federal Income Tax	—	—
Employee’s State Income Tax	$2,080.52	—
Unemployment Tax	—	—
Unrecorded Bank Service Charges	—	—
Other: ____________________________	—	—

(D) Total Disbursements (D)	$328,641.89	—

(E) Ending Cash Balance (E= C-D)	__$0__________	—

(F) Balance per Bank Statement (F)	__$0__________	—

(G) Less Outstanding Checks (G)	—	—

(H) Add Deposits in Transit	—	—

(I) Reconciled Bank Balance {I = (F-G) +H]	_ $0__________	—

*On March 23, 2006, the Court entered its Interim Order Authorizing Post-Petition Secured Financing Pursuant to Section 364 of the Bankruptcy Code, authorizing, inter alia, the Debtors to obtain post-petition secured financing from East River Capital LLC (“East River”) on an interim basis. The Debtors have obtained funding from East River and made deferred February 2006 payroll payments in March 2006.

Ending Cash Balance (E) and Reconciled Bank Balance (I) should equal.